                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 May 31, 1995



                      ROBERTS PHARMACEUTICAL CORPORATION
     ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         New Jersey                 1-10432                 22-2429994
     ------------------          -------------         --------------------
     (State or other             (Commission            (IRS Employer
       jurisdiction              File Number)           Identification
      of incorporation)                                     Number)



                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
     ----------------------------------------------------------------------
         (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code:  908-389-1182


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724

     ----------------------------------------------------------------------
         (Former name or former address, if changed from last report)

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                                      -2-


     Item 5.  Other Events
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              Roberts Pharmaceutical Corporation today indicated that based on preliminary information for two months, operating results for the second quarter of 1995 are expected to be at, or about break even, and below the estimates of the security analysts following the Company. Earnings for all of 1995 are also expected to be below street estimates.

              Revenues for the first two months of the 1995 second quarter are estimated to be about the same as the entire first quarter 1995 revenue of $20,000,000. Sales of Roberts' core products, excluding Tigan, Eminase, and Noroxin, are showing improvement over the first quarter of the current year, indicating that the Company is beginning to recover from the first quarter slump in core product sales.

              The Company attributed the current reduction in 1995 earnings expectations to the following:

              1. Operating results for the Company's Homecare Division and VRG, the contract research group, are both operating well below expectations, recording losses for the year-to-date.

              2. Product sales and gross profit have not increased as rapidly as had been planned and, as a result, the cost of ongoing investment in R&D relating to products in the final stages of the FDA approval process, increased spending on international marketing, the increase in the U.S. sales force and attendant administrative support, are not being fully met.

              Roberts is taking a number of steps to address current business operations. The Company is exploring additional steps which can be taken to stimulate sales and, at the same time, is taking a hard look at ways to cut expenses.
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                                      -3-



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS PHARMACEUTICAL CORPORATION
                                        ----------------------------------
                                                  (Registrant)



Date:  May 31, 1995                 By:      /s/ Anthony A. Rascio
                                        ----------------------------------
                                        Anthony A. Rascio
                                        Vice President